CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the yearly report of Level 8 Systems, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2005 as filed with the Security Exchange Commission on the date hereof (the “Report”), I, John P. Broderick, Chief Executive and Financial Officer of Level 8 Systems, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the  Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Level 8 Systems, Inc. as of, and for the periods presented in the Report.

By: /s/ John P. Broderick
John P. Broderick
Chief Executive and Financial Officer
(Principal Financial and Accounting Officer)
March 31, 2006